UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 7, 2011

TRANSDEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52998	45-0567010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601-C East Palomar Street, Chula Vista, CA	91911
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 457-5300

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

As previously disclosed by Transdel Pharmaceuticals, Inc. (the “Company”), on June 26, 2011, the Company filed a voluntary petition for reorganization relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of California (the “Bankruptcy Court”), Case No. 11-10497-11 (the “Chapter 11 Case”). On November 21, 2011, in connection with the transactions described below, the Company requested that the Bankruptcy Court dismiss the Chapter 11 Case, and on December 9, 2011, the Bankruptcy Court entered an order dismissing the Chapter 11 Case.  In connection with the dismissal of the Chapter 11 Case, the Bankruptcy Court, among other things, declined to retain jurisdiction over claim objection proceedings and found moot the Company’s objection to the claims of Cardium Therapeutics, Inc. (“Cardium”) and Cardium Healthcare, Inc. (“Cardium Healthcare”), a wholly owned subsidiary of Cardium.  The dismissal of the Chapter 11 Case is based upon the provisions of both 11 U.S.C. Sections 305(a) and 1112(b).

On November 21, 2011, the Company entered into a Secured Line of Credit Letter Agreement (the “Line of Credit Agreement”) with DermaStar International, LLC (“DermaStar”).   The Line of Credit Agreement became effective on December 9, 2011, in connection with the dismissal of the Chapter 11 Case by the Bankruptcy Court.  On December 9, 2011, as required by the Line of Credit Agreement, the Company entered into a Security Agreement and an Intellectual Property Security Agreement with DermaStar, pursuant to which the Company granted to DermaStar a blanket security interest in all of its assets, including its intellectual property.

The Line of Credit Agreement provides for advances to the Company of up to an aggregate of $750,000 (each an “Advance” and collectively the “Loan”), subject to the satisfaction by the Company of certain conditions in connection with the initial Advance and each subsequent Advance.  Each Advance will be made pursuant to a Promissory Note in favor of DermaStar.  On December 12, 2011, the Company requested and received an initial Advance of $150,000 from DermaStar and issued DermaStar a promissory note in the amount of $150,000 (the “Initial Note”).  The proceeds received from the Initial Note will be used to satisfy certain administrative and priority claims of the creditors of the Company and pay certain legal and accounting fees and expenses.  Future Advances under the Line of Credit Agreement, if any, will be made in $50,000 increments and are expected to be used to pay legal and accounting fees and expenses and for general corporate purposes.  The Loan accrues interest at 10% per annum and may be prepaid at any time without penalty.  The amounts due under the Loan may accelerate at the option of DermaStar upon the occurrence of certain customary events of default.  In addition, the amounts due under the Loan may accelerate if (i) there is a change in the ownership of control of more than 20% of the voting capital stock of the Company (other than purchases of the Company’s capital stock by DermaStar) and (ii) the Company is named as a defendant in any legal action brought by any current or former employee, executive officer or director of the Company or any third party with whom the Company had entered into any agreement prior to the date of the dismissal of the Chapter 11 Case.

In partial consideration for and in connection with the Line of Credit Agreement, on November 21, 2011, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with DermaStar, pursuant to which the Company agreed to issue ten (10) shares of newly-designated Series A Convertible Preferred Stock (the “Series A Preferred Stock”) to DermaStar for an aggregate purchase price of $100,000.   The Purchase Agreement became effective on December 9, 2011, in connection with the dismissal of the Chapter 11 Case by the Bankruptcy Court.  On December 12, 2011, the Company and DermaStar consummated the transactions contemplated by the Purchase Agreement.  The shares of Series A Preferred Stock issued to DermaStar in the offering are convertible into 59,988,002 shares of the Company’s Common Stock.  Certain of the rights and preferences of the Series A Preferred Stock are summarized in Item 5.03 below.  The shares of Series A Preferred Stock were issued in a private placement transaction pursuant to Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

As a condition of DermaStar’s purchase of the Series A Preferred Stock, the Company entered into a Mutual General Release Agreement (the “Mutual Release”) with certain former and current employees, officers and directors of the Company (the “Releasors”).  The Mutual Release releases the Company and the Releasors thereto from liability for actions and events occurring through the date of the Mutual Release.

The foregoing descriptions of the above documents do not purport to be complete and are qualified in their entirety by the Line of Credit Agreement, the Security Agreement, the Intellectual Property Security Agreement, the Securities Purchase Agreement and the Mutual Release, attached as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

As previously disclosed by the Company, in connection with the Chapter 11 Case, the Company, as seller, and Cardium Healthcare, Inc., a wholly-owned subsidiary of Cardium, as purchaser, had entered into an Asset Purchase Agreement dated June 26, 2011 pursuant to which the Company agreed to sell substantially all of the assets of the Company to Cardium Healthcare, Inc. pursuant to Sections 105, 363 and 365 of the Bankruptcy Code, subject to court approval and the satisfaction of certain conditions set forth in the Asset Purchase Agreement.  Consummation of the sale was subject to obtaining an order of approval from the Bankruptcy Court. On July 26, 2011, the Bankruptcy Court denied the Company’s motion to approve the Asset Purchase Agreement.  On October 7, 2011, the Company terminated the Asset Purchase Agreement with Cardium Healthcare, Inc. pursuant to its terms.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the Line of Credit and the Loan is hereby incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the issuance of the Series A Preferred Stock is hereby incorporated by reference into this Item 3.02.

Item 5.01. Changes in Control of Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.01.  Immediately prior to the issuance of the Series A Preferred Stock as described above, the Company had issued and outstanding approximately 15,882,000 shares of Common Stock and no shares of Preferred Stock.  The ten shares of Series A Preferred Stock issued to DermaStar are convertible into 59,988,002 shares of Common Stock.  The Company’s Amended and Restated Certificate of Incorporation currently authorizes the Company to issue up to 50,000,000 shares of capital stock.  As a result, the Company does not currently have a sufficient number of shares of authorized Common Stock to convert all shares of Series A Preferred Stock into Common Stock.  Until the number of authorized shares of Common Stock is increased through an amendment to the Company’s Amended and Restated Certificate of Incorporation, DermaStar has the ability to convert five of its ten shares of Series A Preferred Stock into 29,940,120 shares of Common Stock, representing approximately 65% of the capital stock of the Company on an as-converted basis.

The Company expects to seek stockholder approval of an amendment to its Amended and Restated Certificate of Incorporation to increase the number of authorized shares of capital stock of the Company sufficient to permit DermaStar to convert all ten shares of Series A Preferred Stock into Common Stock.  Following approval of such an amendment DermaStar would be able to convert all ten shares of Series A Preferred Stock into 59,988,002 shares of Common Stock, representing approximately 79% of the capital stock of the Company on an as-converted basis.  In addition, because the Series A Preferred Stock votes on an as-converted basis together with the Common Stock, DermaStar has control over approximately 79% of the voting securities of the Company.  The separate approval of the Series A Preferred Stock is also required for the approval of certain matters, some of which are summarized in Item 5.03 below.  As a result, DermaStar has sufficient voting power to direct the affairs of the Company.

DermaStar’s investment in Transdel was made out of its available funds.  There are no understandings or arrangements between the Company’s board of directors and management and DermaStar with respect to the election of directors.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Effective December 16, 2011, Anthony S. Thornley resigned as a director from the Company’s Board of Directors. Mr. Thornley’s resignation was not in connection with any known disagreement with the Company on any matter.  Effective December 16, 2011, Terry Nida resigned as principle executive officer and principle financial officer of the Company.

(d)

Effective December 16, 2011, upon the unanimous consent of the Company’s Board of Directors, Mark L. Baum and Dr. Robert J. Kammer joined the Board of Directors, each to serve until his resignation or removal or until his successor is duly elected and qualified.  Mr. Baum and Dr. Kammer are the Managing Members of DermaStar and both Dr. Kammer and Mr. Baum hold ownership interests in DermaStar.  There are no arrangements or understandings between either Mr. Baum or Dr. Kammer and any other persons pursuant to which either Mr. Baum or Dr. Kammer was elected as a director.  The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02(d).

Mark L. Baum, Esq. is a 39 year old executive with more than 15 years experience in financing, operating and advising small capitalization publicly traded enterprises, with a particular focus on restructured or reorganized businesses.  As a manager of capital, he has completed more than 125 rounds of financing for more than 40 publicly traded companies.  As a securities attorney, Mr. Baum has focused his practice on US securities laws, reporting requirements and public company finance-related issues that affect small capitalization public companies.  Mr. Baum has actively participated in numerous public company spin-offs, restructurings and recapitalizations, venture fundings, private-to-public mergers, asset acquisitions and divestitures.  In additional to his fund management and legal experience, Mr. Baum has operational experience in the following industries:  life science and diagnostics, closed door pharmacies, cleaner and renewable energy and retail home furnishings.  Mr. Baum has served on numerous boards of directors, including Chembio Diagnostic Systems, Inc., Applied Natural Gas Fuels, Inc., Shrink Nanotechnologies, Inc. and You on Demand, Inc., as well as Boards of Advisors for domestic and international private and public companies. Mr. Baum founded and capitalized the Mark L. Baum Scholarship which has funded tuition grants to college students in Texas.  He is a trustee of the Collier de Bleu Trust, based out of San Miguel de Allende, Mexico, which is dedicated to funding educational opportunities for non-English speaking children in and around the greater San Miguel de Allende area.  Mr. Baum is a published inventor and a licensed attorney in California and Texas.

Dr. Kammer, 62, received his Bachelor of Science Degree in 1971 from Xavier University, Cincinnati, Ohio.  He received his Doctor of Dental Surgery Degree from the University of Iowa in 1974.  Dr. Kammer is a Diplomat of The American Board of Orofacial Pain and a Founding Charter Member of The Academy for Sports Dentistry and Colorado Osseointegration Study Club.  From 1979 to 1996, Dr. Kammer was an Associate Professor and Course Director of Orofacial Pain Section in the Department of Restorative Dentistry at The University of Colorado Health Science Center.  From 1982 through 1993, he served on the Sports Medicine Advisory Committee at The University of Colorado Intercollegiate Athletics and was the Team Dentist for Football and Basketball.  From 1983 to 1990, Dr. Kammer was a consultant to the Boulder-Denver Pain Control Center and from 1988 through 1991, he served as a Referee and Editorial Staff Consultant of the Journal of Orofacial Pain.  Dr. Kammer recently contributed a chapter to the groundbreaking text Osteoperiosteal Flap, is consulting for Clear Choice Dental Implant Centers, co-authoring scientific papers and is a co-investigator for a landmark study of Titanium Implant Prostheses at the Mayo Institute.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2011, the Company filed a Certificate of Designation to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Certificate of Designation”), setting forth the rights and preferences of the Series A Preferred Stock.  Among other things, the Certificate of Designation (i) authorizes ten (10) shares of the Company’s preferred stock to be designated as “Series A Convertible Preferred Stock”; (ii) grants the holders of the Series A Preferred Stock the right to convert into the Company’s Common Stock at a conversion price of $0.001667, as adjusted; (iii) grants a liquidation preference of $10,000 per share of Series A Preferred Stock; (iv) provides that the holders of Series A Preferred Stock shall vote with the holders of the Company’s common stock on an “as converted basis”; and (v) provides that the affirmative vote of a majority of the outstanding shares of the Series A Preferred Stock is required to approve certain other corporate matters including, among other things, changes to the rights of the holders of the Series A Preferred Stock, amendments to the Company’s Certificate of Incorporation or Bylaws, issuance of priority or parity securities, issuance of debt securities, entry into certain fundamental transactions and increase or decrease the size of the Board of Directors of the Company.  A copy of the Certificate of Designation is listed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of Series A Convertible Preferred Stock of Transdel Pharmaceuticals, Inc.
10.1	Secured Line of Credit Letter Agreement, dated as of November 21, 2011, by and between Transdel Pharmaceuticals, Inc. and DermaStar International, LLC
10.2	Security Agreement, dated as of December 9, 2011, by and between Transdel Pharmaceuticals, Inc. and DermaStar International, LLC
10.3	Intellectual Property Security Agreement, dated as of December 9, 2011, by and between Transdel Pharmaceuticals, Inc. and DermaStar International, LLC
10.4	Securities Purchase Agreement, dated as of November 21, 2011, by and between Transdel Pharmaceuticals, Inc. and DermaStar International, LLC
10.5	Mutual General Release Agreement, dated December 13, 2011, by and between Transdel Pharmaceuticals, Inc. and the other signatories thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDEL PHARMACEUTICALS, INC.

Dated:  December 19, 2011

By:

/s/ Mark L. Baum

Name: Mark L. Baum

Title: Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Designation of Series A Convertible Preferred Stock of Transdel Pharmaceuticals, Inc.
10.1	Secured Line of Credit Letter Agreement, dated as of November 21, 2011, by and between Transdel Pharmaceuticals, Inc. and DermaStar International, LLC
10.2	Security Agreement, dated as of December 9, 2011, by and between Transdel Pharmaceuticals, Inc. and DermaStar International, LLC
10.3	Intellectual Property Security Agreement, dated as of December 9, 2011, by and between Transdel Pharmaceuticals, Inc. and DermaStar International, LLC
10.4	Securities Purchase Agreement, dated as of November 21, 2011, by and between Transdel Pharmaceuticals, Inc. and DermaStar International, LLC
10.5	Mutual General Release Agreement, dated December 13, 2011, by and between Transdel Pharmaceuticals, Inc. and the other signatories thereto